UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 19, 2010

BUNGE LIMITED
(Exact name of Registrant as specified in its charter)

Bermuda (State or other jurisdiction of incorporation)	001-16625 Commission File Number	98-0231912 (I.R.S. Employer Identification Number)

50 Main Street White Plains, New York (Address of principal executive offices)		10606 (Zip code)

(914) 684-2800 (Registrant’s telephone number, including area code)

N.A. (Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.              Other Events

In connection with a registration statement on Form S-3 to be filed by Bunge Limited (“Bunge”) with the Securities and Exchange Commission (the “SEC”) to register resales of its common shares by certain selling shareholders (the “Registration Statement”), Bunge intends to incorporate the following information by reference into the prospectus forming part of the Registration Statement:

(1)           As previously announced, on January 26, 2010, Bunge Limited (“Bunge”), and two of its wholly owned subsidiaries entered into a definitive agreement (the “Purchase Agreement”) with Vale S.A., a Brazil-based global mining company (“Vale”) and an affiliate of Vale, pursuant to which Vale will acquire Bunge’s fertilizer nutrients assets in Brazil, including its interest in Fertilizantes Fosfatados S.A. (“Fosfertil”), for $3.8 billion in cash, subject to a post-closing adjustment based on working capital and net debt, as provided in the Purchase Agreement.  The Purchase Agreement provides that, at the closing of the transaction, the parties or their respective affiliates will enter into several ancillary agreements, including a transition services agreement and a supply agreement.  Exhibit 99.1 hereto contains unaudited pro forma consolidated financial information for the year ended December 31, 2008 and as of and for the nine-month period ended September 30, 2009 that give effect to the transaction.  The transaction, which is subject to customary closing conditions, including the receipt of governmental approvals relating to certain mining concessions, is anticipated to close in the second quarter of 2010.

(2)           On February 4, 2010, Bunge announced its preliminary financial results for the quarter and year ended December 31, 2009 and reported those results in a Current Report on Form 8-K. Exhibit 99.2 hereto contains the preliminary financial results of Bunge for these periods.  This information is preliminary and subject to change.  Additionally, Deloitte & Touche LLP, Bunge’s independent registered public accounting firm, has not completed its audit of Bunge’s consolidated financial statements for the year ended December 31, 2009.

Bunge intends to file a registration statement (including a prospectus) with the SEC for an offering to which this communication relates.  Before you invest, you should read the prospectus in that registration statement and other documents Bunge has filed with the SEC for more complete information about Bunge and the offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, Bunge will arrange to send you the prospectus after filing if you request it by calling Investor Relations at (914) 684-2800.

Item 9.01.              Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description

99.1	Unaudited Pro Forma Consolidated Financial Information of Bunge Limited for the year ended December 31, 2008 and as of and for the nine-month period ended September 30, 2009.

99.2	Preliminary Financial Results of Bunge Limited for the quarter and year ended December 31, 2009 (as previously issued on February 4, 2010)

Cautionary Statement Concerning Forward-Looking Statements

This document contains both historical and forward-looking statements.  All statements, other than statements of historical fact are, or may be deemed to be, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  These forward-looking statements are not based on historical facts, but rather reflect our current expectations and projections about our future results, performance, prospects and opportunities.  We have tried to identify these forward-looking statements by using words including “may,” “will,” “should,” “could,” “expect,”

“anticipate,” “believe,” “plan,” “intend,” “estimate,” “continue” and similar expressions.  These forward-looking statements are subject to a number of risks, uncertainties and other factors that could cause our actual results, performance, prospects or opportunities to differ materially from those expressed in, or implied by, these forward-looking statements.  The following important factors, among others, could affect our business and financial performance: industry conditions, including fluctuations in supply, demand and prices for agricultural commodities and other raw materials and products used in our business, fluctuations in energy and freight costs and competitive developments in our industries; the effects of weather conditions and the outbreak of crop and animal disease on our business; global and regional agricultural, economic, financial and commodities market, political, social and health conditions; the outcome of pending regulatory and legal proceedings; our ability to complete, integrate and benefit from acquisitions, dispositions, joint ventures and strategic alliances, including the potential transactions discussed herein; changes in government policies, laws and regulations affecting our business, including agricultural and trade policies, tax regulations and biofuels legislation; and other factors affecting our business generally.  The forward-looking statements included herein are made only as of the date hereof, and except as otherwise required by federal securities law, we do not have any obligation to publicly update or revise any forward-looking statements to reflect subsequent events or circumstances.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 19, 2010	BUNGE LIMITED

	By:	/s/ Carla L. Heiss
Name: Carla L. Heiss
Title: Assistant General Counsel

EXHIBITS

Exhibit No.	Description

99.1	Unaudited Pro Forma Consolidated Financial Information of Bunge Limited for the year ended December 31, 2008 and as of and for the nine-month period ended September 30, 2009.

99.2	Preliminary Financial Results of Bunge Limited for the quarter and year ended December 31, 2009 (as previously issued on February 4, 2010)